THE SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 22, 2004

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA	19103-1699
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Press Release dated April 21, 2004.

99.2	Slide presentation given April 22, 2004 during investor teleconference

Item 9.	Regulation FD Disclosure.

Attached as Exhibit 99.2 to this report, and incorporated herein by reference, is a copy of the slide presentation made during the investor conference call with management, held April 22, 2004, to discuss the Partnership’s announced earnings for the first quarter ended March 31, 2004.

Item 12.	Results of Operations and Financial Condition.

On Wednesday, April 21, 2004, Sunoco Logistics Partners L.P. (the “Partnership”) issued a press release announcing financial results for the Partnership’s first quarter ended March 31, 2004 earnings. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this report is being furnished pursuant to Item 9 and Item 12 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.
By:	Sunoco Partners LLC, its General Partner

	By:	/s/ SEAN P. McGRATH

Sean P. McGrath Comptroller (Principal Accounting Officer)

Date: April 22, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated April 21, 2004

99.2	Slide presentation given April 22, 2004, during investor teleconference